================================================================================



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 22, 2004
                                                         ----------------

                                 SUSSEX BANCORP
                                 --------------
             (Exact name of registrant as specified in its charter)

      New Jersey                      0-29030                  22-3475473
      ----------                      -------                  ----------
(State or other jurisdiction        (Commission              (IRS Employer
    of incorporation)               File Number)          Identification No.)


        399 Route 23
 Franklin, New Jersey                                07416
 --------------------                                -----
(Address of principal executive offices)           (Zip Code)


        Registrant's telephone number, including area code (973) 827-2914
                                                            -------------
================================================================================

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

         The following exhibit is filed as part of this Form 8-K.

         Exhibit Number                 Description
         --------------                 -----------
         Exhibit 99                     Press release announcing fourth
                                        quarter 2003 results.

Item 12.  Results of Operations and Financial Condition.
          ----------------------------------------------

     The Registrant issued a press release on January 22, 2004 announcing the Registrant's results of operations for the fourth quarter of 2003.

     The information furnished in this report, including the exhibit to the Form 8-K, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act") or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, Sussex Bancorp, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              SUSSEX BANCORP
                                              --------------
                                              (Registrant)

Dated:   January 23, 2004                     By: /s/ Candace A. Leatham
                                                 --------------------------
                                                  CANDACE A. LEATHAM
                                                  Executive Vice President
                                                  and Treasurer

                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K


Exhibit No.       Description                                          Page No.
-----------       -----------                                          --------

99                Press release announcing the Registrant's              5 - 7
                  fourth quarter results for 2003.